SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2005

Triad Financial Corporation
Triad Automobile Receivables Trust 2005-A

(Exact name of registrant as specified in its charter)

California	333-90130	33-0356705

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mike L. Wilhelms Triad Financial Corporation 7711 Center Avenue Huntington Beach, California		92647

(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code:	(714)373-8300

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 4.4
EXHIBIT 10.1
EXHIBIT 10.2

Item 8.01. Other Events.

     Triad Financial Corporation, as Sponsor (“Triad”), has registered an issuance of $5,000,000,000 in principal amount of Securities (the “Securities”) on Form S-3 (Registration File No. 333-90130) (the “Registration Statement”). Pursuant to the Registration Statement, Triad Automobile Receivables Trust 2005-A (the “Issuer”) issued $245,000,000 Class A-1 3.30% Asset Backed Notes (the “Class A-1 Notes”), $335,000,000 Class A-2 3.79% Asset Backed Notes (the “Class A-2 Notes”), $290,000,000 Class A-3 4.05% Asset Backed Notes (the “Class A-3 Notes”) and $234,000,000 Class A-4 4.22% Asset Backed Notes (the “Class A-4 Notes” and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Notes”) on May 26, 2005 (the “Closing Date”). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

     The Notes were issue pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of the Closing Date between the Issuer and JPMorgan Chase Bank, N.A., as Indenture Trustee (the “Indenture Trustee”).

     The Notes will evidence indebtedness of the Issuer, the assets of which consist primarily of motor vehicle retail installment sales contracts and installment loans (the “Receivables”) secured by new and used automobiles and light duty trucks financed thereby.

     As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated as of May 18, 2005 filed with the Commission pursuant to Rule 425(b)(5) of the Act on May 24, 2005.

Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

Exhibit No.	Document Description
1.1	Underwriting Agreement, dated as of May 18, 2005, among Triad Financial Special Purpose LLC, as Depositor (the “Depositor”), and Citigroup Global Markets Inc. and Goldman, Sachs & Co., as Representatives of the several Underwriters.
4.1	Indenture, dated as of May 26, 2005, between the Issuer and the Indenture Trustee.
4.2	Trust Agreement, dated as of May 26, 2005, among Triad, the Depositor and Wilmington Trust Company, as the Owner Trustee.
4.3	Sale and Servicing Agreement, dated as of May 26, 2005, among the Depositor, Triad, the Issuer and the Indenture Trustee.
4.4	Note Guaranty Insurance Policy, dated as of May 26, 2005 and delivered by Ambac Assurance Corporation (the “Insurer”).
10.1	Purchase Agreement, dated as of May 26, 2005, between Triad and the Depositor.
10.2	Insurance and Indemnity Agreement, dated as of May 26, 2005, among the Insurer, the Issuer, Triad, the Depositor and the Indenture Trustee.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Automobile Receivables Trust 2005-A by its Administrator, Triad Financial Corporation, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD AUTOMOBILE RECEIVABLES TRUST 2005-A
By:	Triad Financial Corporation, as Administrator

By:	/s/ Mike L. Wilhelms
	Name:	Mike L. Wilhelms
	Title:	Senior Vice President and Chief Financial Officer

Dated: June 3, 2005

EXHIBIT INDEX

Exhibit No.	Document Description
1.1	Underwriting Agreement, dated as of May 18, 2005, among Triad Financial Special Purpose LLC, as Depositor (the “Depositor”), and Citigroup Global Markets Inc. and Goldman, Sachs & Co., as Representatives of the several Underwriters.
4.1	Indenture, dated as of May 26, 2005, between the Issuer and the Indenture Trustee.
4.2	Trust Agreement, dated as of May 26, 2005, among Triad, the Depositor and Wilmington Trust Company, as the Owner Trustee.
4.3	Sale and Servicing Agreement, dated as of May 26, 2005, among the Depositor, Triad, the Issuer and the Indenture Trustee.
4.4	Note Guaranty Insurance Policy, dated as of May 26, 2005 and delivered by Ambac Assurance Corporation (the “Insurer”).
10.1	Purchase Agreement, dated as of May 26, 2005, between Triad and the Depositor.
10.2	Insurance and Indemnity Agreement, dated as of May 26, 2005, among the Insurer, the Issuer, Triad, the Depositor and the Indenture Trustee.